THE NOTE REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK UNDERLYING SUCH NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF (a) AN EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE AND/OR COMMON STOCK UNDER THE SECURITIES ACT OF 1933 OR (b) AN OPINION REASONABLY SATISFACTORY TO SAFEGUARD HEALTH ENTERPRISES, INC. FROM COUNSEL FOR SAFEGUARD HEALTH ENTERPRISES, INC. OR FROM COUNSEL FOR THE PROPOSED TRANSFEROR REASONABLY SATISFACTORY TO SAFEGUARD HEALTH ENTERPRISES, INC. TO THE EFFECT THAT THE TRANSFER MAY BE EFFECTED WITHOUT SUCH REGISTRATION.

                       SAFEGUARD HEALTH ENTERPRISES, INC.
                        SIX PERCENT (6%) CONVERTIBLE NOTE
                                OCTOBER 30, 2003


NOTE  NO.  ___                                                   $______________

     SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of ________________________________ ("Holder") or the registered assigns of the
Holder,  the  sum  of  ____________________________________________________
($__________), together with interest on the unpaid principal balance hereof. The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1.     Definitions.  As  used in this Note, the following terms, unless the
            -----------
context otherwise requires, have the following meanings:

     (a) "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

     (b) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

     (c) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     (d) "Change of Control" shall mean (i) the merger, statutory share exchange, or consolidation of the Company with or into another entity, or any corporate reorganization in which the shareholders of the Company immediately prior to such transaction do not hold more than fifty percent (50%) or more of the voting securities of the continuing or surviving entity, (ii) any transaction or series of transactions by the Company in which in excess of fifty percent (50%) of the voting power of the outstanding securities of the Company is transferred or (iii) a sale of all or substantially all of the assets of the Company.

     (e)     "Note"  shall  mean  this  Note  and  "Notes" shall mean all the 6%
Convertible  Notes  of  the  Company  issued  the  same  date  as  this  Note.

     2.     Interest.
            --------

     (a)     Interest  Rate.  The  unpaid  principal  balance of this Note shall
             --------------
bear interest at a rate equal to six percent (6%) per annum from the date hereof until paid in full.

     (b)     Payment  of Principal and Interest.  Interest shall accrue from the
             ----------------------------------
date the funds are advanced to the Company. Payments of interest only shall be due and payable quarterly on each March 31, June 30, September 30 and December 31, commencing December 31, 2003 and ending on September 30, 2009. Payments of principal and interest shall be due and payable quarterly on each March 31, June 30, September 30, and December 31, commencing December 31, 2009 and ending on June 30, 2013, based upon a ten (10) year amortization schedule, as set forth in EXHIBIT A attached hereto. Accrued interest and the remaining principal balance shall be due and payable on September 30, 2013.

     (c)     Interest  After  Maturity.  All  past due principal of, and accrued
             -------------------------
interest on, this Note shall bear interest from maturity (whether stated, by acceleration or otherwise) until paid at the rate of eighteen percent (18%) per annum.

     3.     (Intentionally  Omitted.)

     4.     Voluntary  Prepayment.  The  Company shall have the right to prepay,
            ---------------------
in whole only, this Note at any time to any of the persons and/or entities as set forth in EXHIBIT B attached hereto and incorporated by reference herein, at any time and from time to time without premium or penalty; provided that the Company must give the Holder not less than twenty (20) days prior written notice of any proposed prepayment and the date on which such prepayment will be made. The prepayment amount shall be based upon the following multiples of the face value of the Note, as follows:

                           PERIOD                              PERCENTAGE AMOUNT
                           ------                              -----------------

(i)      From October 1, 2003 through September 30, 2010              229%
(ii)     From October 1, 2010 through September 30, 2011              257%
(iii)    From October 1, 2011 through September 30, 2012              286%
(iv)     From October 1, 2012 through September 30, 2013              323%

     5.     Mandatory  Prepayment.
            ---------------------

     (a)    Upon  Liquidation of the Company.  In the  event of any voluntary or
            --------------------------------
involuntary liquidation, dissolution or winding up of the Company, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of capital stock of the Company by reason of their ownership thereof, all outstanding principal and unpaid accrued interest on this Note shall be immediately due and payable.

     (b)     Upon Change of Control.  In the event of a Change of Control of the
             ----------------------
Company, all outstanding principal and unpaid accrued interest on this Note shall be immediately due and payable, at the option of the holder.

     (c)     Upon Event of Default.  Upon the occurrence of an Event of Default,
             ---------------------
the  maturity  of  this Note may be accelerated as provided in Section 6 hereof.

     6.     Events  of  Default.
            -------------------

     (a) The failure to pay this Note or any installment hereunder, whether principal or interest, as it becomes due shall constitute an Event of Default and shall, at the election of the Holder, without demand, presentment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices and further actions of any kind, all of which are hereby waived by the Company, mature the principal of this Note and all interest then accrued, and the same shall at once become due and payable in full.

     (b) The commencement of a voluntary bankruptcy case by the Company or the consent by the Company to the entry of an order for relief against it in any voluntary bankruptcy case or the consent by the Company to the appointment of a receiver or other custodian of all or substantially all its assets shall constitute an Event of Default and, upon the occurrence of such Event of Default, the entire principal balance of and accrued interest on this Note shall be immediately due and payable in full without demand, presentment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, all of which are hereby expressly waived by the Company.

     7.     Conversion.
            ----------

     (a) The holder of this Note has the right at the holder's option, at any time prior to payment in full of the principal balance of this Note, to convert the principal balance of this Note, in whole or in part, into fully paid and nonassessable shares of Common Stock of the Company (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the outstanding principal balance hereof to be converted by the Conversion Price (defined below) in effect at the time of conversion. The initial conversion price shall be one dollar seventy-five cents ($1.75) per share of Common Stock (as adjusted as hereinafter provided, the "Conversion Price").

     (b) The Company shall pay all interest on the principal amount of this Note surrendered for conversion accrued to the date of conversion.

     (c) In order to convert this Note, the holder shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company of the election to convert this Note pursuant hereto and shall state therein the principal amount hereof to be converted and the name or names in which the certificate or certificates for the shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to the holder a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled upon which conversion. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the Note. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

     8.     Adjustments.
            -----------

     (a) The Conversion Price and the number of shares of Common Stock issuable upon the conversion of this Note shall be subject to adjustment from time to time as follows:

          (i) Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (including shares held in the Company's treasury) for a consideration per share less than the Conversion Price (or, if an Adjusted Conversion Price shall be in effect by reason of a previous adjustment under this Section 8 as provided below, then less than such Adjusted Conversion Price), then and in each such case the holder of this Note, upon the conversion hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the conversion of this Note, a number of shares of Common Stock determined by dividing the outstanding principal balance hereof to be converted by an Adjusted Conversion Price to be computed as provided below in this Paragraph 8(a)(i). Such Adjusted Conversion Price shall be computed (to the nearest cent; a half cent or more being considered a full cent) by dividing:

               (1) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Conversion Price (or, if an Adjusted Conversion Price shall be in effect by reason of a previous adjustment under this Paragraph 8(a)(i), by such Adjusted Conversion Price) in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale; by

               (2) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

     For the purposes of the foregoing calculation, all shares of Common Stock of the Company issuable upon conversion of all then outstanding convertible securities (including the Notes) and upon exercise of all then outstanding options, warrants or other rights to acquire Common Stock shall be deemed outstanding but only to the extent and only if the Market Value of the Common Stock of the Company on such date is in excess of the conversion price of such convertible securities then in effect or the exercise price of such options, warrants or other rights then in effect, respectively.

     "Market Value" for the purposes hereof shall mean the average of the closing prices of the Common Stock for sales on all national securities exchanges on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any such day, the average of the bid and asked prices at the end of such day, or, if the Common Stock shall not be so listed, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten (10) consecutive business days prior to the day as of which "Market Value" is being determined; provided that if the Common Stock is listed on any domestic exchange the term "business days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any national securities exchange or quoted in the over-the-counter market, the "Market

     Value" shall be deemed to be the higher of (i) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation, as at the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Corporation as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

     No adjustment of the Conversion Price, or Adjusted Conversion Price if in effect, however, shall be made in an amount less than five cents ($.05) per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to five cents ($.05) per share or more.

     No adjustment of the Conversion Price or the number of shares of Common Stock issuable upon the conversion of this Note shall be made as a result of the conversion into shares of the Company's Common Stock of any note issued by the Company prior to the date of this Note where the conversion price of the previously issued note is less than the Conversion Price of this Note, any Common Stock issued as a result of the Company's Stock Option Plan, or any Common Stock issued pursuant to the Company's 401(k) Plan.

          (ii) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefore shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith.

          (iii) In case of the issuance or sale (otherwise than as a dividend or other distribution on or subdivision of any stock of the Company or on conversion or exchange of other securities of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefore other than cash shall be deemed to be the value of such consideration, as determined in good faith by the Board of Directors of the Company, at or about, but as of, the date of the adoption of the resolution authorizing such issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock.

          (iv) Shares of Common Stock issuable by way of dividend or other distribution on or subdivision of any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or subdivision.

     (b) Except as hereinafter provided, in case the Company shall at any time after the date hereof issue options or rights to subscribe for shares of Common Stock (including shares held in the Company's treasury), or issue any securities convertible into or exchangeable for shares of Common Stock, for an exercise or conversion price per share less than the Conversion Price in effect immediately prior to the issuance of such options or rights or convertible or exchangeable securities, or without consideration, the Conversion Price in effect immediately prior to the issuance of such options or rights or securities shall be increased or reduced to a price determined by making a computation in accordance with the provisions of Paragraph 8(a)(i), provided that:

          (i) the aggregate maximum number of shares of Common Stock deliverable under such options or rights shall be considered to have been delivered at the time such options or rights were issued, and for a consideration equal to the purchase price per share of Common Stock provided for in such options or rights, plus the consideration (determined in the same manner as consideration received on the issue or sale of Common Stock), if any, received by the Company for such options or rights;

          (ii) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or exchange for any such securities shall be considered to have been delivered at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of Common Stock) received by the Company for such securities, plus the consideration, if any, to be received by the Company upon the exchange or conversion thereof; and

          (iii) on the expiration of such options or rights, or the termination of such right to convert or exchange, if none or only part of such options or rights have been exercised, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustments made upon the issuance of such options, rights or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such options or rights or upon conversion or exchange of such securities.

     (c) In the event the Company shall issue additional shares of Common Stock in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

     (d) In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effective immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     (e) Notwithstanding anything contained herein to the contrary, no adjustment of the Conversion Price shall be made:

          (i) In connection with the issuance or sale of Common Stock upon the exercise of options or rights or upon the conversion or exchange of convertible or exchangeable securities in any case where the adjustment was made upon the issuance of such options, rights, or convertible or exchangeable securities by reason of the provisions of this Paragraph 8(b)(ii).

          (ii) In connection with grants to employees, directors, consultants or others with similar relationships with the Company or its subsidiaries of options to purchase, at a price equal to or in excess of fair market value as determined by the Board of Directors of the Company at the time of grant, shares of Common Stock of the Company.

          (iii) In connection with any issuance or sale of Common Stock to officers, directors or employees of, or consultants to, the Company pursuant to a grant or plan approved by the Board of Directors of the Company.

     In connection with any acquisition of assets, securities, or a business or any exchange of securities to acquire all or part of any business, provided that such acquisition or exchange has been approved by the Board of Directors of the Company, except for any circumstance that occurs as a result of those certain Promissory Notes previously granted by the Company to Nicholas M Kavouklis and Jack R. Anderson.

          (iv) In connection with the issuance of Common Stock or other securities upon conversion of this Note or any of the Notes.

          (vi) As a result of the conversion into shares of the Company's Common Stock of any note issued by the Company prior to the date of this Note where the conversion price of the previously issued note is less than the Conversion Price of this Note.

     (f) If any capital reorganization or reclassification of the capital stock of the Company (other than a change in par value, or from par value to no par value, or as a result of the subdivision or combination), or consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or the sale of all or substantially all of its assets to another corporation shall be effective, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of Common Stock and other capital stock (if any) of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock and other capital stock (if any) equal to the number of shares of such Common Stock and other capital stock (if any) immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interest of the holders of this Note to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume by written instrument the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Note. The adjustments provided for in this Paragraph 8(f) shall apply with respect to each such change occurring while this Note is outstanding.

     (g)     In  case  at  any  time:

          (i) The Company shall declare any dividend upon its Common Stock payable otherwise than in cash or in Common Stock of the Company or payable otherwise than out of consolidated net income for a twelve-month period ending not earlier than ninety (90) days prior to the date of payment of such dividend; or

          (ii) The Company shall offer for subscription to the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into shares of stock or any rights to subscribe thereto other than the sale of any additional shares of Common Stock contemplated under the Agreement; or

          (iii) There shall be any capital reorganization or reclassification of the capital stock of the Company, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification), or change of the then outstanding shares of Common Stock or other capital stock issuable upon conversion of this Note (other than a change in par value, or from par value or as a result of subdivision or combination); or

          (iv) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company.

then, in any one or more of said cases, the Company shall cause to be mailed to each of the registered holders of the Notes at the earliest practicable time (and, in any event, not less than twenty (20) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, reclassification, sale, consolidation, merger, dissolution, or liquidation shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and properly deliverable upon exercise of the Notes. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation, winding up or conversion, as the case may be (on which date, in the event of voluntary or involuntary dissolution, or liquidation of the Company, the right to exercise the Notes shall terminate).

     9.     No  Fractional  Shares.  The  Company shall not be required to issue
            ----------------------
certificates representing fractional shares of Common Stock, but will make a payment in cash based on the fair market value of one share of Common Stock on the date of Conversion for any fractional share.

     10.     Reservation  of  Shares.  All  shares  which may be issued upon the
             -----------------------
conversion of this Note shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). During the Conversion Period within which the conversion rights represented by this Note may be converted, the Company will at all times have authorized, and reserved, a sufficient number of shares of its Common Stock to provide for the conversion of this Note, and will at its expense expeditiously upon each such reservation of shares procure the listing of such shares (subject to issuance or notice of issuance) to the extent required on all stock exchanges or automated quotation systems, if any, on which the Common Stock is then listed.

     11.     Delivery  of  Stock Certificates.  As promptly as practicable after
             --------------------------------
the conversion of this Note, the Company at its expense will issue and deliver to the holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion and, if applicable, a new Note evidencing the principal amount hereof not so converted.

     12.     No  Voting Rights.  This Note shall not confer any voting rights on
             -----------------
the  Holder.

     13.     Cumulative Rights.  No delay on the part of the holder of this Note
             -----------------
in the exercise of any power or right under this Note, or under any document or instrument executed in connection herewith, shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

     14.     Waiver.  Except  as  provided  in  this  Note, the Company and each
             ------
surety, endorser, guarantor, and other party now or ever liable for the payment of any sum of money payable on this Note, jointly and severally, waive demand, presentment, protest, notice of intention to accelerate, notice of acceleration, notice of protest, and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

     15.     Attorneys'  Fees and Costs.  In the event an Event of Default shall
             --------------------------
occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case the Company promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed.

     16.     Notices.  All  notices,  claims,  demands  and other communications
             -------
hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier (c) when delivered by hand or (d) the expiration of five (5) business days after the day when mailed by registered or certified mail (postpaid prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for party as shall be specified by like notice):

     (a) if to the registered holder of a Note at the address of such holder as shown on the books of the Company; or

     (b)     if  to  the  Company,  at:

             SafeGuard  Health  Enterprises,  Inc.
             95  Enterprise,  Suite  100
             Aliso  Viejo,  CA  92656-2605
             Attn:  President  and  Chief  Executive  Officer


             with  a  copy  to:

             SafeGuard  Health  Enterprises,  Inc.
             95  Enterprise,  Suite  100
             Aliso  Viejo,  CA  92656-2605
             Attn: Senior Vice President and General Counsel

     17.     Transferability.  The  Note  evidenced  hereby  may not be pledged,
             ---------------
sold, assigned or transferred except upon satisfaction of the conditions specified in the legend on the face of this certificate. However, this Note shall be binding upon any successors or assigns of the Company.

     18.     Treatment  of  Note.  To the extent permitted by generally accepted
             -------------------
accounting principles, the Company will treat, account and report this Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     19.     Headings;  References.  All  headings  used  herein  are  used  for
             ---------------------
convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     20.     Successors  and  Assigns.  All  of  the  covenants,  stipulations,
             ------------------------
promises, and agreements in this Note by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not; provided, however, that the Company may not, without the prior written consent of the Holder hereof, assign any rights, duties, or obligations under this Note. Any assignment in violation of the foregoing shall be null and void.

     21.     Governing  Law.  This  Note  shall  be  governed by the laws of the
             --------------
State of Delaware, and the laws of such state (other than conflicts of laws principles) shall govern the construction, validity, enforcement, and interpretation hereof, except to the extent federal laws otherwise govern the validity, construction, enforcement, and interpretation hereof.

     22.     Maximum  Interest  Rate.  Regardless  of  any  provision  contained
             -----------------------
herein, or in any other document executed in connection herewith, the holder hereof shall never be entitled to receive, collect, or apply, as interest hereon, any amount in excess of the maximum rate of interest permitted to be charged from time to time by applicable law, and in the event the holder hereof ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of the principal hereof and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to Company. In determining whether or not the interest paid or payable, under any specified contingency, exceeds the highest lawful rate, Company and the holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term hereof; provided that if the indebtedness evidenced hereby is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the maximum lawful rate, the holder hereof shall refund to Company the amount of such excess or credit the amount of such excess against the principal hereof, and in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the maximum lawful rate.

     23.     Payments.  Each  payment of the principal of or accrued interest on
             --------
this Note shall be due and payable in lawful money of the United States of America, at the address of Holder as shown on the books of the Company, in funds which are or will be available for immediate use by Holder at such office at or before 1:00 p.m., New York time on the day each payment thereof is due. In any case where a payment of principal or interest hereon is due on a nonbusiness Day, the Company shall be entitled to delay such payment until the next succeeding business day, but interest shall continue to accrue until the payment is, in fact, made.

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date set forth above.

SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation


By:     SAMPLE                         By:     SAMPLE
   -------------------------------        --------------------------------------
   DENNIS L. GATES                          RONALD I. BRENDZEL
   Senior Vice President and Chief          Senior Vice President and Secretary
   Financial Officer


Name  of  Holder:        ___________________________
Address  of  Holder:     ___________________________
                         ___________________________
                         ___________________________

                               ELECTION TO CONVERT


To SafeGuard Health Enterprises, Inc.

     The undersigned owner of the accompanying Note hereby irrevocably exercises the option to convert to shares of Common Stock in accordance with the terms of such Note, and directs that the shares issuable and deliverable upon such conversion be issued in the name of and delivered to the undersigned.



Dated:_____________________


COMPLETE FOR REGISTRATION OF SHARES OF COMMON STOCK ON THE STOCK TRANSFER RECORDS MAINTAINED BY THE COMPANY:



________________________________________________________________________________
Name of Note Holder

Name(s) of Person(s) in which Common Stock Certificate(s) are to be registered:


________________________________________________________________________________
Address:
             ________________________
             ________________________
             ________________________





________________________________________________________________________________
Taxpayer  Identification  Number


                        Principal Portion to be converted

                               (if less than all)

                                $_______________

                       Shares of Common Stock to be Issued

                             _______________ shares

                                    EXHIBIT A
                                    ---------

                  PRINCIPAL AND INTEREST AMORTIZATION SCHEDULE
                  --------------------------------------------



           AMORTIZATION SCHEDULE FOR PRINCIPAL PAYMENTS


           ORIGINAL PRINCIPAL BALANCE
           ANNUAL INTEREST RATE                         6.0%

 PAYMENT         QUARTERLY PAYMENTS
              -----------------------                 PRINCIPAL
  DATE        INTEREST      PRINCIPAL      TOTAL      BALANCE
--------      --------      ---------      -----      -------

12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13

                                    EXHIBIT B
                                    ---------

                               NAME OF NOTEHOLDERS
                               -------------------

Name of Note Holder:                                            Amount of Notes:
--------------------                                            ----------------